[DA ___________]
                Allianz Life Insurance Company of North America

[Allianz Custom Income(TM)]

Individual Flexible Payment Variable Deferred Annuity Application Issued by Allianz Life Insurance Company of North America(Allianz Life), Minneapolis, MN
Countrywide except NY

--------------------------------------------------------------------------------

1. Account Registration

Owner is Individual(Must be age 80 or younger.)

________________________________________________________________________________
Individual Owner First Name   Middle Initial    Last Name     (Jr or Sr),or III

Owner is___Trust ___ Custodian (If Trust, please include the date of Trust in the name.)

________________________________________________________________________________
Non-Individual Owner Information

If Trust is Owner, please refer to Trustee Representation form.

Tax ID number__________________ Social Security number___________________

Street Address ___________________

City__________ State___ ZIP Code _________ Daytime telephone number____________

Sex ___ M ________________________ Are you a U.S. Citizen? __Yes __No If no,
    ___ F Date of Birth(mm/dd/yyyy)                                 need W8-BEN.

--------------------------------------------------------------------------------
Joint  Owner(Optional)(Must be age 80 or younger.)

________________________________________________________________________________
First Name      Middle Initial          Last Name             (Jr or Sr, or III)

Street Address_________________________________________________________________

City__________ State_____ ZIP Code________  Daytime telephone number___________

Sex___ M ____________________     _______________________
   ___ F Date of Birth(mm/dd/yyyy)Social Security number Are you a U.S.Citizen?
                                                 __Yes __ No If no, need W8-BEN.

______________________________
Relationship to Contract Owner
--------------------------------------------------------------------------------
Annuitant (Must complete if different than Contract Owner.) (Must be age 80 or younger.)

________________________________________________________________________________
First Name      Middle Initial          Last Name             (Jr or Sr, or III)

Street Address________________________________________________________________

City___________ State____ ZIP Code________ Daytime telephone number___________

Sex __ M _________________         _________________m
    __ F Date of Birth(mm/dd/yyyy)Social Security number Are you a U.S. Citizen?
                                                 __Yes __ No If no, need W8-BEN.

--------------------------------------------------------------------------------
2. Purchase Payment

This section must be completed. Please make check payable to Allianz Life. $50,000 initial minimum Purchase Payment required.

___ Purchase Payment enclosed with application ___ This contract will be funded by a 1035 exchange, Tax Qualified
    Purchase Payment amount$_________          Transfer/Rollover, CD Transfer
                                               or Mutual Fund Redemption.
                                               (If checked, please include the
                                               appropriate forms.)
--------------------------------------------------------------------------------
3. Plan Specifics

This section must be completed to indicate how this contract should be issued.

NonQualified:___
Inherited IRAs: __IRA__ Roth IRA __ SEP IRA
Qualified IRAs: __IRA__ Roth IRA __ SEP IRA __ Roth Conversion __ New Roth or IRA contribution for tax year __
Qualified Plans: __ 403(b)as a transfer or rollover from another qualified plan
--------------------------------------------------------------------------------
4. Replacement

This section must be completed.

Do you have existing life insurance or annuity contracts? Yes* __ No __ If yes,will the annuity contract applied for replace or change existing
contracts or policies?                                     Yes* __ No __

If yes, the Registered  Representative  must answer the replacement  question in section 10 of this application. *Please include the appropriate forms for NAIC Model Regulation states.
--------------------------------------------------------------------------------
F40457

5. Total Income Package Option

If you want to waive this benefit, please check "No Total Income Package".
If you do not check either box, we will assume that you have chosen to include this benefit in your Contract. Upon making your selection, it cannot be changed.

   _____ Total Income Package (There is an additional cost for this benefit.)-
         To select immediate income please complete the appropriate forms. _____ No Total Income Package (No additional cost.)

--------------------------------------------------------------------------------
6. Purchase Payment Allocation

COMPLETE THIS SECTION FOR ALLOCATIONS. You may select up to [15] Investment Choices. Must use whole percentages(33.3% or dollars are not permitted). Total of percentages in this section must total 100%

FusionPortfolio
____% USAZ(R) Fusion Balanced
____% USAZ(R) Fusion Moderate
____% USAZ(R) Fusion Growth
Small Cap
____% USAZ(R)Franklin Small Cap Value
Mid Cap
____% Mutual Shares Securities
International Equity
____% Templeton Foreign Securities
____% USAZ(R) Van Kampen Global Franchise
Large Value
____% USAZ(R) Van Kampen Growth and Income
High Yield Bonds
____% PIMCO VIT High Yield
Intermediate-Term Bonds
____% PIMCO VIT Real Return
____% PIMCO VIT Total Return
Short-Term Bonds
____% Franklin U.S. Government
Specialty
____% Franklin Income Securities
____% PIMCO VIT All Asset Portfolio
____% USAZ(R) Van Kampen Equity and Income
Cash Equivalent
____% USAZ Money Market

                             TOTAL of_____________%
                                  (Must equal 100%)




Flexible Rebalancing Quarterly: You may select Flexible Rebalancing on a quarterly basis by checking this box_____ . Your Flexible Rebalancing will be based on the same allocations as indicated above.

F40457

--------------------------------------------------------------------------------
7. Telephone Authorization

___Yes By checking "yes," I am authorizing and directing Allianz Life to act on telephone or electronic instructions from the registered representative and/or anyone authorized by him/her to transfer Contract Values among the Investment Choices. If the box is not checked, this authorization will be permitted for the Owner only. Allianz Life will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the Company.
--------------------------------------------------------------------------------

8. Beneficiary Designation

If the Beneficiary is a Trust or Custodian, please check the box
and include the name below    Trust__ Custodian___

                            ___________________________________________________
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

_______________________________________________________________________________
Non-Individual Beneficiary Information (If Trust, please include date of Trust in name.)

--------------------------------------------------------------------------------

                            ___________________________________________________
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

________________________________________________________________________________
First Name              Middle Initial          Last Name

                                            ___________________________________
                                            Relationship
--------------------------------------------------------------------------------

                            ___________________________________________________
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

________________________________________________________________________________
First Name              Middle Initial          Last Name

                                            ___________________________________
                                            Relationship
--------------------------------------------------------------------------------

                            ___________________________________________________
____Primary ____ Contingent Percentage  Tax ID number   Social Security number

________________________________________________________________________________
First Name              Middle Initial          Last Name

                                            ___________________________________
                                            Relationship

(If more than 4 beneficiaries, attach a list signed by Owner. At the Contract Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)

--------------------------------------------------------------------------------
9. Statement of Applicant

The following states require applicants to read and acknowledge the statement for your state below.

Arizona: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value.

Arkansas,  Kentucky,  Louisiana, Maine, New Mexico, Ohio, Tennessee and West
Viginia: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or denial of insurance benefits.

Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

District of Columbia, Pennsylvania and Virginia: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act in DC and PA, subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

Florida: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Vermont: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.

F40457

--------------------------------------------------------------------------------

By signing below, the Contract Owner acknowledges the statements mentioned above and understands that or agrees to the following:

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I understand that the Contract Value and variable Annuity Payments may increase or decrease depending on the investment results of the variable Investment Options, and that no minimum Contract Value or variable Annuity Payment is guaranteed. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements.

__________________________            ________________________________________
Contract Owner's signature            Joint Owner's signature
(or Trustee, if applicable)           (or Trustee, if applicable)

_________________________    ___________
Signed at (city and state)   Date signed   __  Please send me a Statement of
                                               Additional Information also
                                               available on the SEC web site
                                               (http://www.sec.gov).
--------------------------------------------------------------------------------
10.  Registered Representative

By  signing  below,  the  Registered   Representative/Agent   certifies  to  the
following:
I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus; and to the best of my knowledge and belief, this application __DOES ___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

1.________________________________________________
  Registered Representative's signature

  _____________________________________________________________  _______ _______
  Registered Representative's first and last name (please print) %Split  BDRepID

2._________________________________________________
  Registered Representative's signature(split case)

  _____________________________________________________________  _______ _______
  Registered Representative's first and last name (please print) %Split  BDRepID
                                                   (split case)
3._________________________________________________
  Registered Representative's signature(split case)

  _____________________________________________________________  _______ _______
  Registered Representative's first and last name (please print) %Split  BDRepID
                                                   (split case)

  _________________________________________________
  Registered Representative's telephone number

  _________________________________________________
  Registered Representative's address

  _________________________________________________
  Broker/dealer name (please print)

  _________________________________________________
  Authorized signature of broker/dealer (if required)

Representative's Florida Insurance License Number (complete if application signed in Florida)________________________

Commission Options: (Please check one) __ A __ B __C
--------------------------------------------------------------------------------

11. Home Office Use Only

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

                               Mailing Information

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL
Allianz Life-USAllianz Service Center
PO Box 824240
Philadelphia, PA  19182-4240

OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-USAllianz Service Center 824240
c/o PNC Bank Lockbox
Route 38 and East Gate Drive
Moorestown, NJ 08057


                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

REGULAR MAIL
Allianz Life-USAllianz Service Center
PO Box 1122
Southeastern, PA  19398-1122

OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-USAllianz Service Center
300 Berwyn Park
Berwyn, PA  19312-1179

For  further  questions,  please  call the  USAllianz  Service  Center  at (800)
624-0197.

F40457